                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Exchange Act Rule 240.14a-11 or 14a-12

                            ConMat Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.

    (1) Title of each class of securities to which investment applies:

        ___________________________________________

    (2) Aggregate number of securities to which investment applies:

        ___________________________________________

    (3) Per unit price or other underlying value of investment computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined.)

        ___________________________________________

    (4) Proposed maximum aggregate value of investment:

        ___________________________________________

    (5) Total Fee paid

        ___________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

________________________________________________________________________________

    (2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

    (3) Filing Party:

________________________________________________________________________________

    (4) Date Filed:

________________________________________________________________________________

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19360



                                                       April 30, 2000




DEAR FELLOW STOCKHOLDER:


    You are cordially invited to attend the annual meeting of stockholders (the "Stockholders' Meeting") of ConMat Technologies, Inc. ("ConMat") to be held on Tuesday, June 6, 2000 at 10:00 a.m., local time at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 S. Broad Street, Philadelphia, Pennsylvania.

    At the Stockholders' Meeting, you will be asked to consider and vote upon the election of two members of the Board of Directors and to consider and approve Cogan & Sklar LLP as ConMat's independent auditors for the fiscal year ending December 31, 2000. Our Annual Report to Stockholders for the fiscal year ended December 31, 1999 accompanies this Proxy Statement.

    We look forward to seeing you at the Stockholders' Meeting and we urge your favorable vote on the proposals in the Proxy Statement. Whether or not you are planning to attend, we urge you to return the enclosed proxy at your earliest convenience.


                                                       Sincerely,



                                                       /s/ Paul A. DeJuliis


                                                       Paul A. DeJuliis
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19360

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On June 6, 2000

To the Stockholders of ConMat Technologies, Inc. ("ConMat"):

The annual meeting of stockholders (the "Stockholders' Meeting") of ConMat will be held on June 6, 2000, at 10:00 a.m., local time at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 S. Broad Street, Philadelphia, Pennsylvania, for the following purposes:

         o To consider and vote upon the election of two members of the Board of Directors;

         o To consider and vote upon a proposal to ratify the appointment of Cogan & Sklar LLP as ConMat's independent auditors for the fiscal year ending December 31, 2000; and

         o To transact such other business as may properly come before the Stockholders' Meeting and any or all adjournments or postponements thereof.

The Board of Directors of ConMat recommends that stockholders vote FOR the Directors nominated herein and FOR ratification of Cogan & Sklar LLP as ConMat's independent auditors for the fiscal year ending December 31, 2000.

The Board of Directors of ConMat has fixed the close of business on May 10, 2000 as the record date for determining the stockholders entitled to receive notice of and to vote at the Stockholders' Meeting and at any and all adjournments or postponements thereof.

Management welcomes your attendance at the Stockholders' Meeting. Whether or not you expect to attend the Stockholders' Meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the Stockholders' Meeting.


                                              By Order of the Board of Directors

                                              /s/ Paul A. DeJuliis

                                              Paul A. DeJuliis
                                              Chairman








                             Your vote is important.
     To vote your shares, please sign, date and complete the enclosed proxy and mail it promptly in the enclosed, postage paid return envelope.

                                TABLE OF CONTENTS


VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES......................... 1

ADDITIONAL INFORMATION....................................................... 2

SOLICITATION OF PROXIES...................................................... 2

PROPOSAL I - ELECTION OF DIRECTORS........................................... 3

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS............ 5

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS.................. 6

EXECUTIVE COMPENSATION....................................................... 8

RELATED PARTY TRANSACTIONS................................................... 9

OTHER STOCKHOLDER MATTERS.................................................... 9

OTHER BUSINESS...............................................................10

                            ConMat Technologies, Inc.
                        Franklin Avenue and Grant Street
                             Phoenixville, PA 19360

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

    The enclosed proxy is solicited by the Board of Directors of ConMat Technologies, Inc. ("ConMat"), a Florida corporation, for use at the annual meeting of stockholders (the "Stockholders' Meeting") of ConMat to be held on Tuesday, June 6, 2000 at 10:00 a.m., local time, at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 S. Broad Street, Philadelphia, Pennsylvania, or any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to ConMat's stockholders on or about May 17, 2000.


              VOTING AT THE SPECIAL MEETING; REVOCATION OF PROXIES

    The Board of Directors has fixed the close of business on May 10, 2000 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Stockholders' Meeting. As of the Record Date there were 2,541,666 shares of common stock ("Common Stock") issued and outstanding, each of which is entitled to one vote as to all matters to be acted upon at the Stockholders' Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the Common Stock entitled to vote at the Stockholders' Meeting is necessary to constitute a quorum at the Stockholders' Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Stockholders' Meeting or any adjournments or postponements thereof.

    Shares of Common Stock represented at the Stockholders' Meeting in person or by proxy will be counted for the purposes of determining whether a quorum is present at the Stockholders' Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the Stockholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Abstentions, therefore, will have the same effect as votes against approval of the proposals set forth in this Proxy Statement. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the Stockholders' Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter.

    The holders of Common Stock do not have cumulative voting rights in connection with the election of Directors. All shares of Common Stock which are entitled to vote and are represented at the Stockholders' Meeting by properly executed proxies received prior to or at the Stockholders' Meeting, and not revoked, will be voted at the Stockholders' Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the proposals set forth in this Proxy Statement.

    The Board of Directors does not intend to bring any matter before the Stockholders' Meeting other than the matters specifically referred to in the notice of the Stockholders' Meeting, nor does the Board of Directors know of any other matter which anyone else proposes to present for action at the Stockholders' Meeting. However, if any other matter is properly brought before the Stockholders' Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Stockholders' Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matter. Proxies indicating a vote against the proposals contained herein may not be voted by the persons marked in the accompanying proxy or their duly constituted substitutes for adjournment of the Stockholders' Meeting for the purpose of giving management additional time to solicit votes to approve such proposals.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of ConMat, at or before the taking of a vote at the Stockholders' Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of ConMat before the taking of a vote at the Stockholders' Meeting or (iii) attending the Stockholders' Meeting and voting in person (although attendance at the Stockholders' Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to ConMat Technologies, Inc., Franklin Avenue and Grant Street, Phoenixville, PA 19360, Attention: Corporate Secretary, or hand delivered to the Secretary of ConMat at or before the taking of the vote at the Stockholders' Meeting.

    Enclosed herewith are proxy card(s) for use by holders of ConMat's Common Stock. Properly executed proxies will be voted in accordance with the instructions therein. In the absence of instruction, the shares of Common Stock represented at the Stockholders' Meeting by the enclosed proxy will be voted FOR each of the proposals set forth herein.


                             ADDITIONAL INFORMATION

    A copy of ConMat's Annual Report for the fiscal year ended December 31, 1999 accompanies this Proxy Statement. ConMat will furnish without charge to any stockholder, upon written or oral request, any other documents filed by ConMat pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Requests for such documents should be addressed to Paul A. DeJuliis, Chief Executive Officer, ConMat Technologies, Inc., Franklin Avenue and Grant Street, Phoenixville, PA 19360, telephone number (610) 935-0225. Documents filed by ConMat pursuant to the Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission's (the "SEC") Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the SEC's Web site (http://www.sec.gov).


                             SOLICITATION OF PROXIES

    All expenses of ConMat's solicitation of proxies for the Stockholders' Meeting will be borne by ConMat. In addition to solicitation by use of the mails, proxies may be solicited from ConMat stockholders by directors, officers and employees of ConMat in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. ConMat reserves the right to retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Stockholders' Meeting, should the Board of Directors deem such action prudent. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and ConMat will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS


    The Board of Directors is currently composed of three Directors. Pursuant to ConMat's charter, the holder of the outstanding shares of Series B Preferred Stock has the right to designate one Director of ConMat. Therefore, ConMat is nominating two Directors for election at the Stockholders' Meeting by the holders of the Common Stock.

    Set forth below is certain information with respect to the persons nominated for election by the Board of Directors. With respect to each such person, such information includes his age, the period, if any, during which he has served as a Director of ConMat and his principal occupation and employment during at least the past five years. Unless otherwise specified on the enclosed proxy card, each proxy received from the holders of shares of Common Stock entitled to vote will be voted for the election as Directors of the two nominees named below as nominees to serve until the next annual meeting of stockholders and until a successor in office shall be duly elected and qualified. Each of the nominees has consented to be named as a nominee in this Proxy Statement and to serve as a Director if elected. Should any nominee become unable or unwilling to accept his nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors.

                           Vote Required for Approval

    The two Directors are required to be elected by a plurality of the votes cast as to the subject Board of Directors seat. Votes may be cast in favor of or withheld for any or all of the appropriate nominees. Unless otherwise instructed by a record holder submitting a proxy, the persons named in a proxy will vote the shares represented thereby for the election of all such appropriate nominees. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality and thus will have no effect on the outcome of the election of Directors.

    The Board of Directors unanimously recommends a vote FOR both of the nominees listed below.

    The following persons have been nominated for election as Directors by the holders of the Common Stock:

Name                                        Description
----                                        -----------
Paul A. DeJuliis         Prior to assuming his current role as Chairman of the
                         Board of Directors and Chief Executive Officer of
                         ConMat and Polychem and since 1991, Mr. DeJuliis was
                         Chairman and Chief Executive Officer of The Eastwind
                         Group, Inc., a publicly traded holding company.
                         Previously, Mr. DeJuliis was a partner in Phoenix
                         Management Services, Inc., a turnaround consulting firm
                         (1989-91), Vice-President, Corporate Finance for Colmen
                         & Co., a national investment banking firm (1987-89), and Manager, Corporate Turnaround Consulting Group for
                         Coopers & Lybrand (1986-87). Mr. DeJuliis has a B.S. in finance and accounting from the University of Delaware.
                         He is also a certified public accountant.

Richard R. Shutte        Mr. Shutte has served in his current position as
                         President of ConMat and Polychem since April, 2000.
                         From May, 1999 until such time, Mr. Shutte was Vice
                         President of Marketing and Business Development of
                         Polychem. From 1998 until May, 1999 Mr. Shutte was a principal in Skipping Stone, Inc., a consulting firm.
                         From 1996 to 1997, Mr. Shutte was President of
                         Cot'nWash, Inc. , a start-up consumer products company.
                         From 1995 to 1996, Mr. Shutte was a principal of Chesword Group, Inc., a consulting firm. Prior to such time and since 1973, Mr. Shutte held various positions at Kimberly-Clark Company, most recently Global
                         Category Leader, Wet Wipes Division.

    The holder of the outstanding shares of ConMat's Series B Preferred Stock intends to designate Edward F. Sager, Jr. as a Director of ConMat.

Edward F. Sager, Jr.     Mr. Sager has been the President of Mentor Management
                         Company, general partner of Mentor Special Situation
                         Fund LP, an investment fund, and President of Mentor
                         Capital Partners Ltd., a venture capital firm, since
                         1994. From 1985 to 1994 Mr. Sager was President of
                         Sager & Associates, a merchant banking firm providing access to venture capital for small to medium size companies. He is a graduate of Lafayette College with a B.S. degree in Mechanical Engineering and he received an MBA in finance from New York University.



                       Meetings of the Board of Directors

The Board of Directors did not conduct any meetings during the fiscal year ended December 31, 1999. The Board of Directors acted several times by unanimous written consent in lieu of a meeting as permitted by Florida law. ConMat's Board of Directors has not established any committees.

                               Executive Officers

    Set forth below is information regarding the executive officers of ConMat and its wholly-owned subsidiary, Polychem Corporation, who are not nominees for the Board of Directors.

William J. Crighton      Prior to his current role as Vice President and
                         Treasurer of ConMat and Polychem and since 1975, Mr.
                         Crighton served as the divisional controller of The
                         Polychem division of The Budd Company. Prior to joining
                         Polychem, Mr. Crighton was employed in the automotive division and technical center of The Budd Company. Mr.
                         Crighton graduated with a bachelor's degree in accounting from LaSalle University and holds an MBA from Widener University.

J.R. Hannum              Mr. Hannum has served in his current role as Vice
                         President of Product Development and Support of
                         Polychem since 1995. Prior thereto, Mr. Hannum served as General Manager of the Polychem Division of The Budd
                         Company and as manager of domestic sales, research and development and manufacturing engineering. Mr. Hannum graduated with a bachelor's degree in engineering from Villanova University and graduated with a master's degree in engineering from Penn State University.

Donald L. Hutton         Mr. Hutton has served in his current position as
                         National Sales Manager of Polychem since 1995. Prior thereto, he was employed with The Budd Company for 36 years in several roles including advertising manager, manager of distributor sales and manager of customer services. Mr. Hutton is a graduate of the University of Delaware.

                                   PROPOSAL II

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has, subject to the ratification by the stockholders, appointed Cogan & Sklar LLP, independent auditors, to audit the financial statements of ConMat for the fiscal year ending December 31, 2000. Cogan & Sklar LLP audited the financial statements of ConMat for the fiscal year ended December 31, 1999. Representatives of Cogan & Sklar LLP are not expected to be present at the Stockholders' Meeting.

                           Vote Required for Approval

    The proposal to ratify the appointment of Cogan & Sklar LLP requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Stockholders' Meeting for its approval. Abstentions may be specified on the proposal and will be considered present at the Stockholders' Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares of Common Stock present at the Stockholders' Meeting is required to approve the proposal. Broker non-votes will not be voted or have any effect on Proposal II.

    The Board of Directors unanimously recommends a vote FOR Proposal II.

                         Change in Independent Auditors

    On January 26, 2000, ConMat's board of directors approved the dismissal of Grant Thornton LLP, the principal accountant previously engaged to audit ConMat's financial statements. Neither of the reports provided by Grant Thornton LLP for the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. During ConMat's two most recent fiscal years and the subsequent period, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

    On January 26, 2000, ConMat's board of directors approved the engagement of Cogan & Sklar LLP as the principal accountant to audit ConMat's financial statements. During ConMat's two most recent fiscal years and the subsequent period prior to such appointment, ConMat did not consult Cogan & Sklar LLP regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on ConMat's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning the beneficial ownership of ConMat's common stock as of April 26, 2000, by each director and executive officer, all directors and officers as a group, and each person known to ConMat to beneficially own 5% or more of its outstanding common stock.

                                                                                 Amount and Nature
                                         Name and Address of                       of Beneficial             Percentage
     Title of Class                        Beneficial Owner                        Ownership (1)            of Class (1)
     --------------                      -------------------                     -----------------          ------------
Common Stock                       Paul A. DeJuliis                                  1,278,333 (2)               49.3
                                   Franklin Avenue & Grant Street
                                   Phoenixville, PA 19460

                                   Edward F. Sager, Jr.                                196,667 (3)                7.2
                                   P.O. Box 560
                                   Yardley, PA  19067

                                   The Eastwind Group, Inc.                            735,000 (4)               22.4
                                   275 Geiger Road
                                   Philadelphia, PA  19115

                                   The DAR Group, Inc.                                 240,000                    9.4
                                   30 Broad Street
                                   43rd Floor
                                   New York, NY  10004

                                   Odyssey Capital Group, L.P.                         382,500 (5)               13.1
                                   950 West Valley Rd., Suite 2902
                                   Wayne, PA 19087

                                   Polychem Corporation                                313,333                   12.3
                                   Franklin Avenue & Grant Street
                                   Phoenixville, PA 19460

                                   The Eastwind Group, Inc.                            925,000                   36.4
                                        Shareholder Trust
                                   c/o Paul A. DeJuliis
                                   Franklin Avenue & Grant Street
                                   Phoenixville, PA 19460

                                   Directors and Executive Officers                  1,475,000 (2)(3)            52.9
                                   (4 persons)

Series A Convertible               The Eastwind Group, Inc.                            735,000                  100.0
Preferred Stock                    275 Geiger Road
                                   Philadelphia, PA  19115

Series B Preferred Stock           Mentor Special Situation Fund, L.P. (6)             166,667                  100.0
                                   P.O. Box 560
                                   Yardley, PA  19067

Series C Preferred Stock           Odyssey Capital Group, L.P.                         382,500                  100.0
                                   950 West Valley Rd., Suite 2902
                                   Wayne, PA 19087

(1) Based upon 2,541,666 shares of common stock issued and outstanding as of April 26, 2000, calculated in accordance with Rule 13d-3 promulgated under the Exchange Act. It also includes shares owned by (i) a spouse, minor children or by relatives sharing the same home, (ii) entities owned or controlled by the named person and (iii) other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Includes 50,000 shares issuable upon the exercises of options. Includes 925,000 shares held by The Eastwind Group, Inc. Shareholder Trust, of which Mr. DeJuliis is Trustee, as to which he disclaims beneficial ownership. If such 925,000 shares were not included in calculating Mr. DeJuliis' beneficial ownership, Mr. DeJuliis would be deemed to beneficially own 13.6% of ConMat's common stock.

(3) Includes 166,667 shares issuable upon the exercise of warrants to Mentor Special Situation Fund, L.P., of which Mr. Sager is a general partner, and 30,000 shares issuable upon the exercise of warrants to Mentor Management Company, of which Mr. Sager is President.

(4) Consists of shares issuable upon conversion of Series A convertible preferred stock.

(5) Consists of shares of common stock issuable upon exercise of warrants.

(6) Edward F. Sager, Jr., a director of ConMat, is a general partner of Mentor Special Situation Fund, L.P.

                             EXECUTIVE COMPENSATION

The following summary compensation table sets forth the total annual compensation paid to ConMat's Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended December 31, 1999, the only full fiscal year of ConMat's operations.

                                                                      Securities
           Name and Position                     Salary ($)             Options
           -----------------                     ----------             -------
Paul A. DeJuliis, Chairman & Chief               $170,240                    --
Executive Officer of ConMat and
Polychem
Theodore A. Rutkowski, President                  153,887                70,000
of ConMat and Polychem (1)
Richard R. Shutte, President of                    52,641(2)            100,000
ConMat and Polychem
William J. Crighton, Vice President                87,719                    --
and Treasurer of ConMat and
Polychem
J.R. Hannum, Vice President of                    101,919                    --
Product Development and Support
of Polychem

-------------------
(1) Mr. Rutkowski died on January 26, 2000.

(2) Represents salary from May 17, 1999 through December 31, 1999. Mr. Shutte was appointed President of ConMat and Polychem effective April 3, 2000.

                              Employment Agreements

On December 8, 1998, ConMat entered into an Employment Agreement with Paul A. DeJuliis, ConMat's Chief Executive Officer and Chairman of the Board of Directors. Under the agreement, Mr. DeJuliis will be paid an annual base salary ranging from $170,000 to $250,000 depending on ConMat's annual net income. As additional incentive compensation, upon executing the Employment Agreement, Mr. DeJuliis received (i) 250,000 shares of common stock for an aggregate purchase price of $50,000, paid by delivery of a two-year promissory note at 5% interest; and (ii) 250,000 options to purchase shares of common stock at an exercise price of $3.00 per share. 50,000 of the options are exercisable upon registration of the underlying shares of common stock. 100,000 of the options are exercisable following registration of the underlying shares of common stock if ConMat realizes $750,000 in pre- tax income during a fiscal year. The remaining 100,000 options are exercisable following registration of the underlying shares of common stock if ConMat realizes $1,000,000 in pre-tax income during a fiscal year. All of the options are immediately exercisable upon a merger, sale of assets or other transaction resulting in a change of control in which the holders of shares of common stock receive not less than $5.00 per share.

        Stock Options Granted During Fiscal Year Ended December 31, 1999

    The following table sets forth certain information concerning options to purchase Common Stock of ConMat granted to directors or executive officers of ConMat in the fiscal year ended December 31, 1999. No directors or executive officers exercised options to purchase ConMat Common Stock during fiscal year ended December 31, 1999.

                                                                 Individual Grants
                            --------------------------------------------------------------------------------------------
                            Number of Shares of Common
                             Stock Underlying Options       % of Total Options Granted to      Exercise      Expiration
Name                                  Granted                  Employees in Fiscal Year          Price           Date
----                        --------------------------      -----------------------------      --------      -----------
Richard R. Shutte                   100,000 (1)                           100%                   $3.00       May 17, 2004

--------

(1) Half of these options to purchase the Common Stock of ConMat are exercisable if ConMat realizes $750,000 in pre-tax income during a fiscal year and half are exercisable if ConMat realizes $1,000,000 in pre-tax income during a fiscal year. All of the options are immediately exercisable upon a merger, sale of assets, or other transaction in which the holders of shares of Common Stock receive not less than $5.00 per share.

    Members of ConMat's Board of Directors are not compensated for their service as Directors.

                           RELATED PARTY TRANSACTIONS

On December 8, 1998, ConMat acquired 100% of the common stock of Polychem from Eastwind. The basic structure and terms of the transaction were as follows:

    o ConMat acquired all of the outstanding shares of common stock of Polychem from Eastwind in exchange for (i) 1,000,000 shares of newly issued common stock of ConMat and (ii) 1,333,333 shares of newly issued Series A convertible preferred stock.

    o ConMat assumed and discharged the following liabilities of Eastwind: (i) $160,000 owed to Paul A. DeJuliis, Eastwind's former Chairman and Chief Executive Officer, who is the current Chairman and Chief Executive Officer of ConMat, discharged by the issuance to Mr. DeJuliis of 53,333 shares of Series A convertible preferred stock; (ii) $100,000 owed to Clifton Capital, Ltd., discharged by the payment to Clifton Capital, Ltd. of $100,000; and (iii) $500,000 owed to Mentor Special Situation Fund, L.P., discharged by the issuance to Mentor Special Situation Fund, L.P. of 166,667 shares of newly issued Series B preferred stock of ConMat and warrants to purchase 166,667 shares of common stock. In addition, Mentor Management Company exchanged warrants to purchase 30,000 shares of Eastwind common stock for warrants to purchase 30,000 shares of ConMat common stock.

    o Prior to the acquisition, Eastwind had caused Polychem to distribute to Eastwind approximately $940,000. As part of the acquisition, Eastwind agreed to repay these distributions with interest, or forego a portion of the Series A preferred stock issued to it as an adjustment to the purchase price. To reflect this agreement, Eastwind issued to Polychem a promissory note in the amount of $940,000, secured by the pledge of 313,333 shares of Series A convertible preferred stock. This note accrued interest at 8% per year and principal and interest were due and payable November 30, 2000. Eastwind defaulted under the terms of the note as a result of a default by Eastwind on a guarantee of an unrelated debt obligation and as a result of a material adverse change in Eastwind's financial condition. Following such default, ConMat sought to foreclose on the pledged shares. Pursuant to a Settlement Agreement dated June 29, 1999, Eastwind transferred the pledged shares to Polychem in exchange for cancellation of the note. The amounts previously paid to Eastwind have been accounted for as distributions by Polychem to Eastwind in the form of dividends. For financial accounting purposes, the return of the pledged shares was treated as a reduction in the number of shares of Series A convertible preferred stock issued to Eastwind in connection with the acquisition of Polychem and in the number of Series A convertible preferred stock outstanding.

                            OTHER STOCKHOLDER MATTERS

Stockholder Proposals and Nominations of Directors for ConMat's Next Annual Meeting of Stockholders

    Any stockholder who intends to present a proposal for consideration at ConMat's next annual meeting of stockholders intended to occur on or about June 6, 2001 must, submit his proposal to ConMat on or before January 17, 2001 in order to have ConMat consider the inclusion of such proposal in ConMat's Proxy Statement and form of proxy relating to such annual meeting. Reference is made to Rule 14a-8 under the Exchange Act for information concerning the content and form of such proposal and the manner in which such proposal must be made.

    Nominations for election to the Board of Directors at ConMat's next annual meeting may be made only in writing by a stockholder entitled to vote at such annual meeting and must be addressed to the Corporate Secretary, ConMat Technologies, Inc., Franklin Avenue and Grant Street, Phoenixville, PA 19360 who will forward such information to the Board of Directors. Nominations must be received by the Secretary on or before March 1, 2001, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Exchange Act.

                                 OTHER BUSINESS

    The Board of Directors is not aware of any other matters that may be brought before the Stockholders' Meeting. If other matters not now known come before the Stockholders' Meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their judgment.

             Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires ConMat's directors, certain of its officers and persons who own more than ten percent (10%) of ConMat's Common Stock (collectively the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish ConMat with copies of these reports.

    Initial Statements of Beneficial Ownership of Securities relating to ConMat's directors and executive officers identified in this Proxy Statement were filed with the Securities and Exchange Commission on March 11, 2000. Such statements were not filed on a timely basis. ConMat believes that no other filings were required to be made by the Reporting Persons during the fiscal year ended December 31, 1999.

                              Independent Auditors

    Representatives of Cogan & Sklar LLP are not expected to be present at the Stockholders' Meeting.

                          Annual Report to Stockholders

    A copy of ConMat's Annual Report to Stockholders on Form 10-KSB for the fiscal year ended December 31, 1999 (the "Annual Report") which contains copies of ConMat's audited financial statements is being sent to stockholders with this Proxy Statement. The Annual Report shall not be deemed proxy solicitation material.

                            CONMAT TECHNOLOGIES, INC.

                               COMMON STOCK PROXY

           This Proxy is solicited on behalf of the Board of Directors

    I hereby constitute and appoint Paul A. DeJuliis and William J. Crighton, and each of them acting individually, my true and lawful agents and proxies, with full power of substitution in each, to vote all shares of Common Stock held of record by me at the Meeting of Stockholders of ConMat Technologies, Inc. to be held on June 6, 2000 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

    Unless otherwise specified, all shares will be voted for the election of all nominees listed and for each of the proposals to be acted upon at the Meeting of Stockholders. This Proxy also delegates discretionary authority to vote with respect to any matters as to which a choice is not specified by the Stockholder and any matters that ConMat did not have notice of a reasonable time before ConMat mailed the proxy materials relating to the Stockholder's Meeting.

    Please mark, sign, date and return the Proxy Card promptly.
    [Reverse Side]

1.  Proposal I, Election of Directors

                                                           To withhold authority to vote for any
FOR all nominees listed (except           WITHHOLD       individual nominee, strike a line through
as indicated to the contrary below)      AUTHORITY            the nominee's name listed below:

        [ ]                                 [ ]

Paul A. DeJuliis

Richard R. Shutte


Authority to vote for either nominee may be withheld by lining through or otherwise striking out the name of the nominee.

2. Proposal II, to ratify the Board of Directors' appointment of Cogan & Sklar LLP, independent auditors, as auditors for ConMat for the fiscal year ending December 31, 2000.

                 FOR            AGAINST            ABSTAIN

                 [ ]              [ ]                [ ]

     The undersigned hereby revokes all previous proxies for the Meeting of Stockholders and acknowledges receipt of the Notice of Meeting and Proxy
                     Statement of ConMat Technologies, Inc.


                  Date:__________________________________, ____

                  _____________________________________________

                  _____________________________________________

                  _____________________________________________

                  By:__________________________________________


       NOTE: Please sign this proxy exactly as name(s) appear in address.
           When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.